SUPPLEMENT DATED APRIL 7, 2017 TO THE SUMMARY PROSPECTUS

OF VANECK VECTORS ETF TRUST

Dated May 1, 2016

AND TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

Dated May 1, 2016, as amended and restated on March 10, 2017

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors® Natural Resources ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective April 11, 2017, the name of the RogersTM-Van Eck Natural Resources Index will change to VanEckTM Natural Resources Index. Accordingly, effective April 11, 2017, references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to “Rogers™-Van Eck Natural Resources Index” are hereby replaced with “VanEckTM Natural Resources Index”. The index rules will remain the same after the index’s name change is effective. The index will continue to be published by S-Network Global Indexes, Inc. However, the index is now calculated and maintained by Thomson Reuters PLC on behalf of S-Network Global Indexes, Inc. Accordingly, effective immediately, references to S&P as the index calculation agent in the Fund’s Prospectus and Statement of Additional Information are hereby replaced with Thomson Reuters PLC.

Shareholders should call the Funds’ distributor, Van Eck Securities Corporation, at 1.800.826.2333 for additional information.

Please retain this supplement for future reference.